UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22211

IVA FIDUCIARY TRUST
(Exact name of registrant as specified in charter)

645 Madison Avenue, 12th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Michael W. Malafronte International Value Advisers, LLC 645 Madison Avenue 12th Floor New York, NY 10022
(Name and address of agent for service)

Copy to:

Clair Pagnano, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:		(212) 584-3570

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

Item 1.  Report to Shareholders.

IVA Worldwide Fund

IVA International Fund

Annual Report

September 30, 2009

Advised by International Value Advisers, LLC

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents   IVA Funds

Letter from the President	1

Letter from the Portfolio Managers	2

Management's Discussion of Fund Performance	6

Schedules of Investments	9

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	35

Trustees and Officers	36

Additional Information	38

Fund Expenses	39

Important Tax Information	40

Letter from the President  IVA Funds

Michael W. Malafronte

Dear Shareholder,

Your two mutual funds, IVA Worldwide and IVA International (the "Funds"), have recently completed their first year of operations. The Funds' investment adviser, International Value Advisers, LLC ("IVA"), remains satisfied with the overall performance we have executed during our first year of operations.

Our investment team is fortunate to be led by Charles de Vaulx and Chuck de Lardemelle. It was our opinion that having these two leading our investment team would create the best possible environment for the assets we manage. Charles and Chuck have the benefit of many years of working together and we believe both have an incredible intellect, focus and are very risk conscious. Charles adds a level of experience to our investment process and Chuck a passion for the art around calculating an intrinsic value. On top of this, both have embraced the investment freedom asked of us by our clients and are comfortable looking for investments across any asset class and in any geography.

The responsibility we have been tasked with from our clients stretches across many different areas of our new firm. The investment team and our marketing and client service group are the most obvious ones to our shareholders (in fact, almost everyone who works at IVA is also a shareholder). However, what is most rewarding for me is to observe the continued development, commitment and attention from all of our behind-the-scenes colleagues. Our firm has experienced remarkable growth but the number of people who support the IVA business has remained manageable and this allows us to monitor the impact each individual is having on the end client. We have augmented our investment team with excellent people in trading, operations, accounting and client service. The enthusiasm and dedication brought to the office each day by our people makes it possible to continue developing our Funds and our firm.

Accompanying our growth is the question of asset capacity. The Funds' asset growth benefits shareholders with an improvement in the expense ratio, but the better long-term question is at what level of assets under management do we impact our investment team's ability to provide an honest product. Our decision will be impacted by how assets flow into your two Funds; we have stated if the assets flow primarily into the Worldwide strategy, we feel our firm's capacity is around $15 billion.

It has been a rewarding experience to build IVA. Everyone understands our first responsibility is the client and the entire IVA team provides a robust platform for us to remain good stewards of our shareholders' assets.

I want to offer thanks to all of my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte

Letter from the Portfolio Managers  IVA Funds

Charles de Vaulx

Chuck de Lardemelle

Dear Fellow Shareholder:

Investment Goals

Because there are so many more shareholders in both the IVA Worldwide and IVA International Funds than six months ago – along with more financial advisers and consultants that recommend these funds to their clients – it appears appropriate to reiterate what we wrote in our semi-annual report (as of 3/31/09).

We manage both the IVA Worldwide and IVA International Funds with a dual objective that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), our goal is to try and do better than equity indices (the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World ex-U.S. Index in the case of your IVA International Fund).

The Worldwide Fund is typically used by investors who are looking for an "all-weather fund" where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. It is often used in the bucket "money that clients cannot afford to lose." The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure "international" (i.e., non-U.S.) manager yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment goals are very different from the traditional goals of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such unusual goals (goals, incidentally that are not easy to achieve)? Because we believe these goals make sense for many investors. We are fond of the quote by Mark Twain: "There are two times in a man's life when he should not speculate: the first time is when he cannot afford to; the second time is when he can." We realize that many investors cannot tolerate high volatility and appreciate that "life's bills do not always come at market tops." These goals also appeal to us at International Value Advisers since we "eat our own cooking" for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

Here is how we try and achieve these goals:

•  We don't hug benchmarks. In practical terms, this means we are willing to make big "negative bets," i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets. We typically would not want to have 25% in South Korea, for instance.

•  We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against "unknown unknowns."

•  We like the flexibility to invest in small, medium and large companies, depending on where we see value.

•  We attempt to capture equity-type returns through fixed income securities but only when such markets are depressed and offer this potential.

•  We hold some gold, either in bullion form or via gold mining securities, when we believe some "insurance policy" is warranted.

•  We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

•  At the individual security level, we ask a lot of questions about "what can go wrong?" and will establish not only a "base case intrinsic value" but also a "worst case scenario." (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet, hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the Portfolio Managers  IVA Funds

A Few Thoughts on the Current Investment Landscape

Our annual report is read by a very wide audience whose level of financial sophistication, as well as appetite for reading an in-depth discussion on the various asset classes we invest in, varies significantly. As a result, we want our discussion on the current investment landscape to be insightful, yet not overwhelming, with just a few key thoughts both on the economic outlook, including where we see risks, as well as on valuation ("price is ultimately what matters the most").

For those that are interested in more in-depth views, we would urge you to read, beyond the Funds' Annual Report, some newsletters you may find on our website (www.ivafunds.com). We published "Is Debt the new Equity?" in March (Spring 2009) and "Sometimes a Good Defense is the Best Offense" (Fall 2009) as well as the transcripts of the conference calls we hold twice a year (the last one was dated September 23, 2009). Our website also highlights some of the articles that may make mention of the IVA Funds.

We believe the very first fiscal year of the IVA Funds (ending September 30, 2009) has been extraordinary as we were able to showcase exactly what we try to accomplish. Our ability to be very resilient from October 1, 2008 until March 9, 2009 when markets were falling and our ability to participate – albeit partially – in the subsequent rally has enabled us to deliver great absolute returns far in excess of the benchmarks.

Seven months ago, Mr. Market believed that some large American banks and possibly some European ones would have to be nationalized. Credit markets were no longer frozen but the cost of credit remained prohibitive and the prospect of a global economic recovery was elusive despite massive monetary and fiscal stimulus around the world. Fear was pervasive. As of the date of this letter, the world economy appears to be recovering; both equity and credit markets have bounced back sharply and more and more voices are talking about the prospect of a V-shaped recovery: Greed is back.

In this environment, we try not to forecast but focus on valuation as well as risks. We are fond of Peter Bernstein's statement, "Risk is the only thing you can manage. You can't make your returns happen, but you can manage the degree to which your portfolio is exposed to damage if things go wrong."

A few points on the investment outlook:

1.  We believe that global economic growth will remain modest in the next five years. Consumers may show a preference to save and banks a reluctance to lend, especially in the U.S., the U.K., Ireland, Spain and Eastern Europe, where, in our opinion, the worst abuses in terms of household indebtedness and consumption binge took place. We also believe that the economic prospects are brighter for countries where households did not "misbehave," such as Germany, France, Switzerland, India, Brazil and China. However, we think that those countries are not yet big enough, in relationship to the size of the U.S. economy – where the consumer accounts for 70% of the economy – to become the new engine of growth of the global economy. In 2008, the U.S. consumer alone was 16.6% of global GDP while the entire Chinese economy was 7.3% of the global GDP. It is common to witness one, two or three quarters of pretty high economic growth following a sharp economic contraction – as we saw in 1975 – but it typically is not sustainable.

2.  Financial history suggests that big rallies following significant bear markets are classic. It happened many times during the 1930s, late 1974 until mid-1975 and many times after the Japanese stock market and real estate bubble burst in late 1989. These rallies are all the more fathomable when accompanied – or prompted – by extraordinarily stimulative monetary and fiscal policy: who wants to own cash yielding almost zero percent when the world economy is no longer falling apart? The problem is that the bear market that ended early March 2009 troughed at valuation levels (the S&P at 666 for instance) much higher than at the lows of October 1974 or July 1982 (when compared to GDP) and the subsequent rally has brought valuations to levels that no longer offer much of a margin of safety.

3.  The bursting of a credit-induced bubble is deflationary by nature, but may ultimately lead to inflation, depending on the policy makers' response. We believe short term, that the deflationary forces are stronger than commonly perceived but remain agnostic longer term. The Funds' portfolios, whilst built to a large extent from the bottom up, currently reflect that view. Both Funds have a high cash component which we believe is good under both short and long-term scenarios: a deflationary period means that cash has more purchasing power while an inflationary period would ultimately allow us to buy equities that could de-rate (as they did in the 1970's). The Funds both hold some gold, which did so well during the inflationary 1970's but also during the deflationary 1930's. The Funds both hold some high yield bonds, which we believe are of high quality (important if deflation spreads) yet not too long (important if inflation came back in a few years). Finally, both Funds have a moderate allocation to equities, with an emphasis on strong balance sheets, good competitive positions, decent pricing power (a huge advantage either during deflation or inflation) and not overly capital intensive business models (good under inflation).

Letter from the Portfolio Managers  IVA Funds

4.  We believe Japan remains a market where valuations are compelling at the individual company level for quality companies, in particular for smaller market capitalizations: a number of extremely well-run corporations have accumulated large cash holdings and are selling at very low prices assuming that cash is either invested wisely or distributed to shareholders. However, there are three issues: one, the population is now declining; second, managements do not seem to have a current intent to distribute the cash to shareholders just yet (ever?); and third, the Japanese government has pushed the envelope further than any developed country in the last decades in terms of fiscal stimuli. As a result, Japanese government debt is at levels that may or may not be sustainable in the future. By and large, however, we believe that we own extremely well-run businesses with strong balance sheets in that country, that the Funds acquired at great prices. We have hedged a large part of the Funds' Yen currency exposure to seek to mitigate the risk of potential Yen weakness in the years to come that could be triggered by a sovereign debt crisis. We will continue to seek larger discounts in Japan until the interests of shareholders are more seriously considered.

5.  The Funds were not as heavily invested in equities during the first quarter of 2009 and, thus, did not experience the large gains in these markets during the second and third quarters. After all, emerging markets had come down sharply, along with many of their currencies. The strong balance sheets of those companies – coupled with fewer imbalances at the macro-economic level – were enticing. With hindsight, we were overly concerned by a number of the facts: many of the businesses listed in China and South America have difficult business models (capital intensive, subject to government interference, elusive corporate governance); our lack of comfort at the sight of the very high level of profitability of many Indian and South American companies; and the huge commodity exposure of certain markets, such as Brazil. The Funds did have some exposure to commodities in the portfolios throughout the period (oil, silver, copper) through stocks, ETFs or bonds, and we continue to view many commodities as ultimately being an indirect way to gain exposure to high economic growth in emerging markets.

As a result of those concerns and the sharp rally since March 2009, we have started to pare down the risk exposure of both Funds, including their high yield bond exposure as yields have come down. We have also replaced some cyclical equities with more defensive ones (such as the wireless telephone companies we have invested in around the world, which have lagged in the rally, yet we believe to have strong balance sheets, offer good dividend yields and are trading at what we believe to be decent discounts to our intrinsic value estimates). We have also reduced our gold exposure to a little above 6% – down from 8.0% – as gold prices have gone up some, but more importantly have gone up whilst equities and high yield bonds were going up as well. This is ideally not what we like to see from what we consider a hedge, an insurance policy, as it increases the odds that if equities and high yield bonds go down, gold may – at least temporarily – go down as well.

The Investment Team

On the investment side, Adam Ackerman joined us as an analyst in late April. Maureen Levelis, who had spent eight years at First Eagle Funds, including five years as an analyst, joined us a couple of months ago on a part-time basis. Maureen had temporarily stopped working in 2007 as she gave birth to twins, followed by another child a little later. Another analyst, Nick Bartolo, joined us mid-October from TCW. He has nine years of experience, including three years as an accountant and six years as a buy-side analyst. We now have six analysts to help us and would be willing to add to that team if we find more talent. Also, John Napolitano joined IVA in late April, working with Joe Greco on the trading side. John has worked for many years with many of us as the head of trading with the First Eagle Funds.

Lessons from 2008

A few lessons from what happened last year, both to the economy and to markets:

1.  Even value investors cannot totally ignore the so called "big picture" and be strictly "bottom up" investors. The past twenty-five years have shown that credit cycles have not been abolished as a result of the presence of central bankers. We witnessed the extravagant real estate bubble in Japan in the mid to late 1980's, a real estate bubble in the U.S. in the late 1980's, a Latin American credit bubble that led to the Tequila crisis late 1994 -early 1995, an "unexpected" credit bubble in Asia that led to the Asian crisis of 1997-1998, "TMT" bubble of the late 1990's and the real estate bubble (mostly residential) that afflicted the U.S., the U.K., Ireland, Spain and, to some extent, Australia during the mid-2000's. During the peak years of a bubble, economies are on steroids, profits are high and stocks can look deceptively cheap, unless one understands these may be unsustainable earnings. We have always paid attention to credit cycles – especially in today's world where all currencies are fiat currencies – and where economic imbalances can reach levels that were unprecedented before the collapse of the Bretton Woods system in 1971.

Letter from the Portfolio Managers  IVA Funds

2.  The strength of the balance sheet matters. Value investors are supposed to insist that a stock be cheap enough – some adequate margin of safety, some sufficient discount between the price and the estimated intrinsic value – but it also has to be safe. And safety starts with the balance sheet ("to finish first you must first finish"). Many value investors could not find enough stocks that were both safe and cheap three or four years ago and allowed themselves to put a growing part of their portfolios in financials, for instance, which became more and more levered as the bubble went on. For all of our positions at IVA, not only do we compute a core intrinsic value estimate, but also a worst case scenario estimate, which forces us to better understand the operating leverage at work. And if a company has a fair amount of debt it is a useful wake-up call to see how quickly things can unravel when financial leverage is coupled with operating leverage.

3.  One of the advantages of being crossover investors is the ability, at times, to get equity-type returns through asset classes other than equities. The second advantage is knowledge that can be gleaned when some asset classes move in opposite directions. We are particularly intrigued when credit markets, or segments of it, become disconnected from equity markets. Credit markets, filled with investors that worry about what can go wrong, do a better job at assessing risk than the equity market – filled with investors (or speculators) that, at times, fantasize mostly about the upside potential. During the spring and summer of 2008, we were intrigued by the credit markets, which were deteriorating faster than the U.S. equity market. The Lehman bankruptcy came along and the U.S. equity market finally capitulated. Interestingly enough, the credit markets held up rather well in February 2009 while bank stocks were under severe attack. The huge rally since March appears to indicate that the credit markets were right again to be stabilizing while the broad equity indices were still declining lower. Over the past few months, however, we believe there may be a disconnect between the U.S. Treasury market – signaling slow economic growth and modest inflation for years to come – and both the high yield market (with lower spreads) and global equity markets – signaling a long-lasting V-shaped recovery.

In sum, our Funds' shareholders' expectations regarding medium term returns ought to be modest. However, the Funds' shareholders should take comfort that our focus on absolute, positive returns and downside risk management, coupled with our stock picking ability and our willingness to limit the size of the Funds, will hopefully help us achieve acceptable returns in the future.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx	Chuck de Lardemelle

October 2009

Management's Discussion of Fund Performance  IVA Funds

Our first fiscal year could be characterized as a tale of two halves, with markets falling abruptly in the first semester and then proceeding to rebound sharply in the second half of the fiscal year, as the massive government interventions worldwide succeeded in stabilizing the global financial system.

IVA Worldwide Fund

The IVA Worldwide Fund Class A shares, at net asset value ("NAV"), returned 25.39% for the fiscal year ending on September 30, 2009. The MSCI All Country World Index returned -0.11% over the same period.

Operating under the assumption that, at times, equity-like returns can be delivered with a lower risk profile than equities, we maintained a relatively large fixed income position over the fiscal year (28% average) and these bonds were by far the largest positive contributor to the Fund's performance. In particular, the best contributors in the Fund were the Wendel bond (4.875% due 5/26/2016) (a French holding company) and Imerys SA (5.0% due 4/18/2017) (a French mineral processor). Our gold exposure, which averaged 6.5% for the year, continued to fulfill its role as an "insurance policy" while at the same time adding significant value with an average return of over 22%. Japanese equities, while still unpopular with many investors, represented unusually attractive valuations when compared to other equities around the world. Led by Secom Co. Ltd. (a security service provider), Temp Holdings Co. Ltd. (a temporary staffing service), and FANUC Ltd. (an equipment manufacturer), Japanese securities were the biggest contributor to performance by country. From a sector standpoint, Consumer Staples (Nestlé SA), Technology (eBay Inc.) and Industrials (Secom Co. Ltd) contributed most to our performance. On a relative basis, our choice not to participate in the Financial sector (less than 0.5% equity exposure) helped, as Financials in the index were down 6.7% on average.

The largest single detractor from the Fund's performance for the fiscal year was our position in the United States Oil Fund LP, which we eventually replaced with energy-related stocks and bonds that performed well. Equity detractors were modest and included Clear Channel Outdoor Holdings Inc. Class 'A', Kelly Services Inc., and International Speedway Corp., Class 'A'.

IVA International Fund

The IVA International Fund Class A shares, at NAV, returned 21.96% for the fiscal year ending on September 30, 2009. The MSCI All Country World Index Ex-U.S. returned 5.89% over the same period.

Operating under the assumption that, at times, equity-like returns can be delivered with a lower risk profile than equities, we maintained a relatively large fixed income position over the fiscal year (19% average) and these bonds were by far the largest positive contributor to the Fund's performance. The best performing bonds in the Fund were USG People NV (3% due 10/18/2012) (a Netherlands temporary staffing company ), as well as Wendel (4.875% due 5/26/2016) (a French holding company) and Imerys SA (5.0% due 4/18/2017) (a French mineral processor). Our gold exposure, which averaged 6.7% for the year, continued to fulfill its role as an "insurance policy" while at the same time adding significant value with an average return of approximately 14%. Japanese equities, while still unpopular with many investors, represented unusually attractive valuations when compared to other equities around the world. Led by Secom Co. Ltd. (a security service provider), Temp Holdings Co. Ltd. (a temporary staffing service), and FANUC Ltd. (an equipment manufacturer), our Japanese securities were the biggest contributor to performance by country. From a sector standpoint, Consumer Staples (Néstle SA, Clear Media Ltd.), and Industrials (Secom Co. Ltd., Schindler Holding AG) contributed most to our performance. On a relative basis, our choice not to participate in the Financial sector (less than 1% exposure) helped, as Financials detracted nearly 2% from index performance.

The largest single detractor from the Fund's performance for the fiscal year was our position in the United States Oil Fund LP, which we eventually replaced with energy-related stocks and bonds that performed well. Other detractors from performance were modest and included the corporate bond Wendel (4.375% due 8/9/2017) and the Dutch stock Randstad Holding NV.

Past performance is no guarantee of future results. Portfolio holdings are subject to change.

Management's Discussion of Fund Performance  IVA Funds

IVA Worldwide Fund

Average One-Year Total Returns as of September 30, 2009	One-Year(a)
Class A	25.39%
Class A (with a 5% maximum initial sales charge)	19.13%
Class C	24.51%
Class I	25.62%
MSCI All Country World Index(b)	-0.11%
Consumer Price Index(c)	-1.32%

Growth of a $10,000 Initial Investment(d)

(a)  The Funds commenced investment operations on October 1, 2008.

(b)  The MSCI All Country World Index is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)  The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)  Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.59% gross/1.40% net (Class A shares); 2.34%/2.15% (Class C shares); 1.34%/1.15% (Class I shares). The net expense ratios reflect certain contractual fee waivers and expense reimbursements in effect from October 1, 2008 through January 31, 2011. These expense ratios are as stated in the most recent Prospectus dated October 1, 2008. More recent expense ratios can be found in the Financial Highlights section, beginning on page 23, of this Annual Report. Due to the commencement of operations on October 1, 2008, the Fund's performance is from a very limited timeframe and should not be considered indicative of future results.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Management's Discussion of Fund Performance  IVA Funds

IVA International Fund

Average One-Year Total Returns as of September 30, 2009	One-Year(a)
Class A	21.96%
Class A (with a 5% maximum initial sales charge)	15.88%
Class C	21.10%
Class I	22.28%
MSCI All Country World Index Ex-U.S.(b)	5.89%
Consumer Price Index(c)	-1.32%

Growth of a $10,000 Initial Investment(d)

(a)  The Funds commenced investment operations on October 1, 2008.

(b)  The MSCI All Country World Ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)  The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)  Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.67% gross/1.40% net (Class A shares); 2.42%/2.15% (Class C shares); 1.42%/1.15% (Class I shares). The net expense ratios reflect certain contractual fee waivers and expense reimbursements in effect from October 1, 2008 through January 31, 2011. These expense ratios are as stated in the most recent Prospectus dated October 1, 2008. More recent expense ratios can be found in the Financial Highlights section, beginning on page 23, of this Annual Report. Due to the commencement of operations on October 1, 2008, the Fund's performance is from a very limited timeframe and should not be considered indicative of future results.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Shares	Description	Value
COMMON STOCKS — 42.5%
Belgium — 0.3%
68,650	Sofina SA	$6,533,847
France — 8.2%
48,407	Bolloré	8,255,975
192,130	Carrefour SA	8,715,750
48,130	Ciments Français SA	5,405,578
17,538	Financière de l'Odet SA	5,286,828
103,180	Groupe Crit	2,959,372
108,914	Guyenne et Gascogne SA	11,068,885
144,220	L'Oréal SA	14,340,452
594,620	Publicis Groupe SA	23,850,443
25,410	Rémy Cointreau SA	1,062,896
49,811	Robertet SA	5,985,070
40,590	Séché Environnement SA	3,742,032
626,472	Sodexo	37,531,628
2,480	Sucrière de Pithiviers-Le-Vieil SA	2,275,449
599,610	Total SA, ADR	35,532,889
940,468	Vivendi SA	29,100,444
		195,113,691
Hong Kong — 0.2%
14,239,070	Clear Media Ltd. (a)	5,328,134
Japan — 14.2%
1,578,700	Astellas Pharma Inc.	64,896,151
187,900	Canon Inc.	7,598,474
891,300	Cosel Co., Ltd.	11,795,960
194,500	FANUC Ltd.	17,442,489
364,400	Icom Inc.	9,336,824
303,000	Kanamoto Co., Ltd.	1,404,200
5,194	KDDI Corp.	29,278,271
723,270	Kose Corp.	17,645,645
11,840	Medikit Co., Ltd.	2,855,634
10,500	Meitec Corp.	178,265
249,900	Milbon Co., Ltd.	6,681,446
478,519	Miura Co., Ltd.	13,540,225
11,966	Nintendo Co., Ltd.	3,065,983
1,166,900	Nippon Thompson Co., Ltd.	6,616,745
494,400	Nissin Healthcare Food Service Co., Ltd.	6,862,612
142,600	Nitto Kohki Co., Ltd.	2,870,586
14,771	NTT DoCoMo Inc.	23,596,740
1,195	Pasona Group Inc.	881,290
1,234,400	Secom Co., Ltd.	62,156,609
11,900	Secom Joshinetsu Co., Ltd.	260,894
1,662,700	Shoei Co., Ltd.	13,354,946
466,320	Shofu Inc.	4,036,436
103,300	SMC Corp.	12,704,640
849	Techno Medica Co., Ltd.	2,790,119
1,481,800	Temp Holdings Co., Ltd.	13,437,144
		335,288,328
Malaysia — 1.4%
40,893,700	Genting Malaysia Bhd	32,374,672
Philippines — 0.1%
1,192,080	San Miguel Corp.	1,673,139

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Shares		Description	Value
South Korea — 2.4%
73,530		Fursys Inc.	$1,697,446
15,018		Lotte Confectionery Co., Ltd.	15,779,575
1,924,340		SK Telecom Co., Ltd., ADR	33,579,733
38,450		SK Telecom Co., Ltd.	5,955,549
			57,012,303
Switzerland — 3.8%
59,100		Affichage Holding SA	7,014,668
1,542,290		Nestlé SA	65,721,824
238,380		Schindler Holding AG	16,343,625
1,823		Zehnder Group AG	2,059,957
			91,140,074
Taiwan — 0.1%
2,103,000		Taiwan Secom Co., Ltd.	3,336,226
Thailand — 0.5%
799,310		Bangkok Bank Public Co., Ltd.	2,942,686
48,682,790		Thai Beverage Public Co., Ltd.	8,639,972
			11,582,658
United Kingdom — 2.1%
210,550		Diageo Plc, ADR	12,946,719
219,450		ETFS Physical Palladium (a)	6,375,022
1,023,962		Millennium & Copthorne Hotels Plc	6,087,580
10,984,680		Vodafone Group Plc	24,612,363
			50,021,684
United States — 9.2%
405,200		Amdocs Ltd. (a)	10,891,776
369		Berkshire Hathaway Inc., Class 'A' (a)	37,269,000
107,110		Blount International Inc. (a)	1,014,332
662,900		Cintas Corp. (e)	20,092,499
250,500		Clear Channel Outdoor Holdings Inc., Class 'A' (a)(e)	1,753,500
1,692,390		Dell Inc. (a)	25,825,871
448,580		eBay Inc. (a)(e)	10,590,974
95,080		ENSCO International Inc. (e)	4,044,703
379,110		International Speedway Corp., Class 'A'	10,452,063
211,880		Kelly Services Inc.	2,606,124
607,670		Lexmark International Inc. (a)	13,089,212
1,569,470		Liberty Media Holding Corp., Interactive Group, Series 'A' (a)	17,217,086
2,378,790		MetroPCS Communications Inc. (a)	22,265,474
887,060		Microsoft Corp. (e)	22,965,983
526,470		Telephone & Data Systems Inc.	16,325,835
			216,404,432
		TOTAL COMMON STOCKS (Cost — $835,095,095)	1,005,809,188
Principal Amount
CORPORATE BONDS & NOTES — 19.8%
Australia — 0.6%
13,575,000	USD	FMG Finance Property Ltd., 10.625% due 9/1/2016 (b)	15,102,187
Canada — 0.3%
10,932,000	USD	Catalyst Paper Corp., 7.375% due 3/1/2014	5,848,620

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Principal Amount		Description	Value
France — 5.8%
6,900,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	$9,491,786
43,900,000	EUR	Imerys SA, 5% due 4/18/2017	61,342,979
3,900,000	EUR	Lafarge SA, 5.375% due 6/26/2017	5,580,610
		Wendel:
32,250,000	EUR	4.875% due 5/26/2016 (b)	37,046,508
22,700,000	EUR	4.375% due 8/9/2017	23,916,975
			137,378,858
Netherlands — 3.6%
46,421,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	65,552,568
		UPC Holding BV:
4,024,000	EUR	8.625% due 1/15/2014 (b)	6,006,286
7,186,000	EUR	7.75% due 1/15/2014 (b)	10,410,470
1,632,000	EUR	8% due 11/1/2016 (b)	2,292,658
			84,261,982
United States — 9.5%
12,526,000	USD	Blount Inc., 8.875% due 8/1/2012	12,807,835
		Brandywine Operating Partnership, LP:
2,277,000	USD	6% due 4/1/2016	2,111,612
1,093,000	USD	5.7% due 5/1/2017	985,485
		Cricket Communications Inc.:
10,608,000	USD	10% due 7/15/2015	10,952,760
5,520,000	USD	7.75% due 5/15/2016 (b)	5,630,400
11,909,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	12,712,857
5,132,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	5,279,545
		Leucadia National Corp.:
676,000	USD	8.125% due 9/15/2015	692,900
6,764,000	USD	7.125% due 3/15/2017	6,527,260
4,522,000	USD	Level 3 Financing Inc., 9.25% due 11/1/2014	4,007,623
57,943,000	USD	Liberty Media LLC, 5.7% due 5/15/2013	55,190,707
30,992,000	USD	Mohawk Industries Inc., 6.875% due 1/15/2016 (c)	30,879,964
33,914,000	USD	QVC Inc., 7.5% due 10/1/2019 (b)	34,125,962
3,845,000	USD	RRI Energy Inc., 6.75% due 12/15/2014	3,969,963
7,271,000	USD	Sirius XM Radio Inc., 9.625% due 8/1/2013	6,634,788
6,550,000	USD	Vulcan Materials Co., 7% due 6/15/2018	7,055,929
26,077,000	USD	Willis North America Inc., 6.2% due 3/28/2017	25,563,962
			225,129,552
		TOTAL CORPORATE BONDS & NOTES (Cost — $384,397,346)	467,721,199
CONVERTIBLE BONDS — 1.9%
Netherlands — 0.9%
13,863,000	EUR	USG People NV, 3% due 10/18/2012	20,527,937
Switzerland — 1.0%
27,585,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014	23,857,045
		TOTAL CONVERTIBLE BONDS (Cost — $31,173,339)	44,384,982
COMMERCIAL MORTGAGE BACKED SECURITIES
United States — 1.5%
		Citigroup/Deutsche Bank Commercial Mortgage Trust:
12,645,000	USD	CD 2006-CD3 A4, 5.658% due 10/15/2048	11,590,098
6,273,000	USD	CD 2007-CD4 A4, 5.322% due 12/11/2049	5,260,647

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Principal Amount		Description	Value
United States — 1.5% (continued)
21,947,000	USD	Credit Suisse Mortgage Capital Certificates, 5.826% due 6/15/2038	$18,673,129
		TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost — $26,218,104)	35,523,874
Ounces
COMMODITIES — 6.0%
140,244		Gold Bullion (a) (Cost — $126,303,354)	141,183,882
Principal Amount
SHORT-TERM INVESTMENTS — 27.0%
Commercial Paper — 19.1%
4,700,000	USD	Abbott Laboratories, 0.14% due 10/14/2009 (b)	4,699,762
		Alcon Capital Corp.:
11,400,000	USD	0.03% due 10/6/2009 (b)	11,399,953
6,906,000	USD	0.08% due 10/21/2009 (b)	6,905,693
10,000,000	USD	Autozone Inc., 0.3% due 10/1/2009 (b)	10,000,000
5,200,000	USD	Dell Inc., 0.15% due 10/13/2009 (b)	5,199,740
		Devon Energy Corp.:
13,795,000	USD	0.23% due 10/5/2009 (b)	13,794,647
6,000,000	USD	0.23% due 10/8/2009 (b)	5,999,732
6,189,000	USD	0.21% due 10/14/2009 (b)	6,188,531
		Nestle Capital Corp.:
4,900,000	USD	0.09% due 10/2/2009 (b)	4,900,000
20,000,000	USD	0.01% due 10/7/2009 (b)	19,999,967
11,100,000	USD	NetJets Inc., 0.15% due 10/13/2009 (b)	11,099,445
22,261,000	USD	Novartis Finance Corp., 0.03% due 10/1/2009 (b)	22,261,000
13,150,000	USD	Orange & Rockland Utilities Inc., 0.2% due 10/1/2009 (b)	13,150,000
		Reed Elsevier Plc:
6,000,000	USD	0.15% due 10/1/2009 (b)	6,000,000
5,500,000	USD	0.25% due 10/7/2009 (b)	5,499,771
25,000,000	USD	0.25% due 10/8/2009 (b)	24,998,785
5,081,000	USD	0.25% due 10/14/2009 (b)	5,080,541
8,100,000	USD	Sigma-Aldrich Corp., 0.16% due 10/6/2009 (b)	8,099,820
10,011,000	USD	Time Warner Cable Inc., 0.38% due 10/14/2009 (b)	10,009,626
11,000,000	USD	Tyco International Finance SA, 0.27% due 10/19/2009 (b)	10,998,515
		Unilever Capital Corp.:
50,000,000	USD	0.13% due 10/14/2009 (b)	49,997,653
6,650,000	USD	0.12% due 10/23/2009 (b)	6,649,512
48,000,000	USD	United Parcel Service Inc., 0.06% due 10/5/2009 (b)	47,999,680
60,300,000	USD	Vodafone Group Plc, 0.15% due 10/1/2009 (b)	60,300,000
		Vulcan Materials Co.:
7,189,000	USD	0.33% due 10/6/2009 (b)	7,188,671
5,500,000	USD	0.33% due 10/13/2009 (b)	5,499,395
14,175,000	USD	0.33% due 10/22/2009 (b)	14,172,271
		Wisconsin Energy Corp.:
28,000,000	USD	0.2% due 10/2/2009 (b)	27,999,845
25,000,000	USD	0.2% due 10/23/2009 (b)	24,996,944
			451,089,499
Treasury Bills — 7.9%
Singapore — 0.8%
26,375,000	SGD	Singapore Treasury Bill, due 11/2/2009	18,720,441

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Principal Amount		Description	Value
United States — 7.1%
		United States Treasury Bills:
56,421,300	USD	due 10/15/2009 (d)	$56,418,478
9,100,000	USD	due 10/22/2009 (d)	9,099,150
30,743,000	USD	due 11/19/2009 (d)	30,739,264
20,256,700	USD	due 12/17/2009 (d)	20,253,155
52,186,000	USD	due 1/14/2010 (d)	52,171,544
			168,681,591
			187,402,032
		TOTAL SHORT-TERM INVESTMENTS (Cost — $637,939,226)	638,491,531
		TOTAL INVESTMENTS — 98.7% (Cost — $2,041,126,464)	2,333,114,656
		Other Assets in Excess of Liabilities — 1.3%	29,912,088
		TOTAL NET ASSETS — 100.0%	$2,363,026,744

Schedule of Written Put Options — (0.3%)

Contracts	Description	Expiration Date	Strike Price	Value
(3,705)	Amdocs Ltd.	10/17/2009	$20.00	$(18,525)
(2,054)	Amdocs Ltd.	1/16/2010	22.50	(82,160)
(1,258)	Cintas Corp.	11/21/2009	22.50	(12,580)
(2,998)	Clear Channel Outdoor Holdings Inc., Class 'A'	12/19/2009	5.00	(67,455)
(3,475)	Comcast Corp.	10/17/2009	11.00	(17,375)
(4,127)	Comcast Corp.	10/17/2009	12.50	(20,635)
(4,034)	Comcast Corp.	1/16/2010	12.00	(80,680)
(1,075)	ENSCO International Inc.	10/17/2009	35.00	(10,750)
(3,266)	ENSCO International Inc.	12/19/2009	35.00	(293,940)
(1,546)	International Speedway Corp., Class 'A'	12/19/2009	25.00	(108,220)
(827)	International Speedway Corp., Class 'A'	12/19/2009	30.00	(252,235)
(2,379)	Lexmark International Inc.	10/17/2009	17.50	(11,895)
(1,639)	Lexmark International Inc.	1/16/2010	17.50	(98,340)
(5,543)	Liberty Media Holding Corp., Interactive Group, Series 'A'	10/17/2009	5.00	(55,430)
(3,517)	Liberty Media Holding Corp., Interactive Group, Series 'A'	10/17/2009	7.50	(17,585)
(8,361)	Liberty Media Holding Corp., Interactive Group, Series 'A'	11/21/2009	10.00	(334,440)
(6,440)	Liberty Media Holding Corp., Interactive Group, Series 'A'	1/16/2010	7.50	(96,600)
(11,107)	Liberty Media Holding Corp., Interactive Group, Series 'A'	1/16/2010	10.00	(749,723)
(17,126)	MetroPCS Communications Inc.	10/17/2009	10.00	(1,455,710)
(9,799)	MetroPCS Communications Inc.	11/21/2009	10.00	(1,298,367)
(3,092)	Microsoft Corp.	10/17/2009	22.00	(7,730)
(3,422)	Sysco Corp.	11/21/2009	22.50	(76,995)
(2,480)	Sysco Corp.	1/16/2010	22.50	(136,400)
(2,300)	Vodafone Group Plc, ADR	10/17/2009	20.00	(11,500)
(4,442)	Vodafone Group Plc, ADR	10/17/2009	22.50	(222,100)
(2,504)	Vodafone Group Plc, ADR	11/21/2009	22.50	(294,220)
(7,030)	Vodafone Group Plc, ADR	1/16/2010	22.50	(1,107,225)
	Total Written Put Options (Premiums Received — $12,281,541)			$(6,938,815)

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA Worldwide Fund

September 30, 2009

Schedule of Written Call Options — (0.0%)

Contracts	Description	Expiration Date	Strike Price	Value
(770)	Cintas Corp.	11/21/2009	$30.00	$(103,950)
(2,505)	Clear Channel Outdoor Holdings Inc., Class 'A'	12/19/2009	7.50	(206,663)
(1,841)	eBay Inc.	10/17/2009	23.00	(193,305)
(264)	eBay Inc.	10/17/2009	24.00	(13,860)
(950)	ENSCO International Inc.	12/19/2009	40.00	(456,000)
(2,058)	Microsoft Corp.	10/17/2009	26.00	(78,204)
	Total Written Call Options (Premiums Received — $1,024,606)			$(1,051,982)

(a)  Non-income producing investment.

(b)  Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)  All or a portion of this security is held at the custodian as collateral for written options. As of September 30, 2009, portfolio securities and cash valued at $174,058,251 were segregated to cover collateral requirements.

(e)  All or a portion of this security is subject to written call option assignment which would result in the sale of the security at a strike price determined by the option contract.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

CHF - Swiss Franc

EUR - Euro

SGD - Singapore Dollar

USD - United States Dollar

Sector/Industry Breakdown (As a Percent of Total Investments):

Consumer Discretionary	12.8%
Industrials	10.7%
Telecommunication Services	8.4%
Consumer Staples	7.7%
Technology	7.2%
Gold	6.1%
Holding Company	5.8%
Materials	3.8%
Health Care	3.2%
Energy	2.6%
Real Estate	2.2%
Financials	1.2%
Mining	0.6%
Other	0.3%
Short-Term Investments	27.4%
100.0%

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA International Fund

September 30, 2009

Shares	Description	Value
COMMON STOCKS — 53.2%
Argentina — 0.2%
65,284	Telecom Argentina SA, ADR (a)	$1,043,891
Belgium — 0.6%
31,802	Sofina SA	3,026,794
France — 13.4%
15,362	Bolloré	2,620,040
59,100	Carrefour SA	2,681,002
20,210	Ciments Français SA	2,269,826
7,148	Financière de l'Odet SA	2,154,764
35,250	Groupe Crit	1,011,028
29,350	Guyenne et Gascogne SA	2,982,828
40,010	L'Oréal SA	3,978,377
40,660	Legrand SA	1,131,091
10,120	Neopost SA	908,242
168,782	Publicis Groupe SA	6,769,913
9,700	Rémy Cointreau SA	405,749
18,367	Robertet SA	2,206,898
23,680	Séché Environnement SA	2,183,082
92,718	Securidev SA	2,556,188
169,470	Sodexo	10,152,864
2,390	Sucrière de Pithiviers-Le-Vieil SA	2,192,872
189,000	Total SA, ADR	11,200,140
246,007	Vivendi SA	7,612,075
		65,016,979
Hong Kong — 0.9%
8,760,440	Clear Media Ltd. (a)	3,278,079
1,913,520	Dynasty Fine Wines Group Ltd.	409,861
453,175	Hongkong & Shanghai Hotels Ltd.	587,077
		4,275,017
Italy — 0.1%
90,949	Gewiss S.p.A.	413,910
Japan — 22.2%
211,000	Ariake Japan Co., Ltd.	3,492,965
367,100	Astellas Pharma Inc.	15,090,503
60,600	Canon Inc.	2,450,599
320,700	Cosel Co., Ltd.	4,244,322
49,500	FANUC Ltd.	4,439,091
53,271	Hitachi Tool Engineering Ltd.	492,563
212,100	Icom Inc.	5,434,524
185,000	Kanamoto Co., Ltd.	857,350
1,489	KDDI Corp.	8,393,405
230,740	Kose Corp.	5,629,372
5,700	Medikit Co., Ltd.	1,374,756
5,600	Meitec Corp.	95,075
191,700	Milbon Co., Ltd.	5,125,383
209,183	Miura Co., Ltd.	5,919,064
2,727	Nintendo Co., Ltd.	698,724
334,300	Nippon Thompson Co., Ltd.	1,895,602
184,200	Nissin Healthcare Food Service Co., Ltd.	2,556,823
38,500	Nitto Kohki Co., Ltd.	775,018
4,619	NTT DoCoMo Inc.	7,378,874
447	Pasona Group Inc.	329,654

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA International Fund

September 30, 2009

Shares		Description	Value
Japan — 22.2% (continued)
313,500		Secom Co., Ltd.	$15,785,885
10,600		Secom Joshinetsu Co., Ltd.	232,394
92,000		Shingakukai Co., Ltd.	342,316
439,600		Shoei Co., Ltd.	3,530,904
192,650		Shofu Inc.	1,667,566
4,500		SK Kaken Co., Ltd.	126,330
31,200		SMC Corp.	3,837,219
434		Techno Medica Co., Ltd.	1,426,280
398,100		Temp Holdings Co., Ltd.	3,610,020
			107,232,581
Malaysia — 1.7%
10,225,600		Genting Malaysia Bhd	8,095,390
Netherlands — 0.2%
11,193		Hal Trust NV	1,142,945
Philippines — 0.4%
1,306,560		San Miguel Corp.	1,833,817
Singapore — 0.3%
401,360		Haw Par Corp. Ltd.	1,644,019
South Korea — 3.9%
67,140		Fursys Inc.	1,549,933
5,301		Lotte Confectionery Co., Ltd.	5,569,818
530,610		SK Telecom Co., Ltd., ADR	9,259,144
16,290		SK Telecom Co., Ltd.	2,523,170
			18,902,065
Switzerland — 5.2%
18,770		Affichage Holding SA	2,227,839
399,040		Nestlé SA	17,004,349
63,500		Schindler Holding AG	4,353,638
1,160		Zehnder Group AG	1,310,779
			24,896,605
Taiwan — 0.3%
813,000		Taiwan Secom Co., Ltd.	1,289,753
Thailand — 0.9%
200,320		Bangkok Bank Public Co., Ltd.	737,485
21,620,930		Thai Beverage Public Co., Ltd.	3,837,172
			4,574,657
United Kingdom — 2.9%
57,950		Diageo Plc, ADR	3,563,345
57,280		ETFS Physical Palladium (a)	1,663,984
336,592		Millennium & Copthorne Hotels Plc	2,001,081
3,022,060		Vodafone Group Plc	6,771,252
			13,999,662
		TOTAL COMMON STOCKS (Cost — $211,037,983)	257,388,085
Principal Amount
CORPORATE BONDS & NOTES — 13.6%
Australia — 0.8%
3,480,000	USD	FMG Finance Property Ltd., 10.625% due 9/1/2016 (b)	3,871,500

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA International Fund

September 30, 2009

Principal Amount		Description	Value
Canada — 0.5%
4,420,000	USD	Catalyst Paper Corp., 7.375% due 3/1/2014	$2,364,700
France — 7.2%
1,850,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	2,544,899
9,200,000	EUR	Imerys SA, 5% due 4/18/2017	12,855,476
		Lafarge SA:
800,000	USD	6.5% due 7/15/2016	800,592
2,100,000	EUR	5.375% due 6/26/2017	3,004,944
		Wendel:
7,750,000	EUR	4.875% due 5/26/2016 (b)	8,902,649
6,450,000	EUR	4.375% due 8/9/2017	6,795,793
			34,904,353
Netherlands — 5.1%
11,791,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	16,650,445
		UPC Holding BV:
1,568,000	EUR	8.625% due 1/15/2014 (b)	2,340,422
380,000	EUR	7.75% due 1/15/2014 (b)	550,512
3,683,000	EUR	8% due 11/1/2016 (b)	5,173,933
			24,715,312
		TOTAL CORPORATE BONDS & NOTES (Cost — $50,449,083)	65,855,865
CONVERTIBLE BONDS — 2.3%
Netherlands — 1.3%
4,199,000	EUR	USG People NV, 3% due 10/18/2012	6,217,760
Switzerland — 1.0%
5,640,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014	4,877,786
		TOTAL CONVERTIBLE BONDS (Cost — $7,644,930)	11,095,546
FOREIGN GOVERNMENT BONDS — 1.5%
Canada — 0.5%
2,195,000	CAD	Canada Government Bond, 4% due 9/1/2010	2,115,331
Singapore — 1.0%
6,818,000	SGD	Singapore Government Bond, 3.125% due 2/1/2011	5,013,099
		TOTAL FOREIGN GOVERNMENT BONDS (Cost — $6,940,212)	7,128,430
Ounces
COMMODITIES — 6.2%
29,867		Gold Bullion (a) (Cost — $26,567,480)	30,067,242
Principal Amount
SHORT-TERM INVESTMENTS — 22.0%
Commercial Paper — 20.1%
1,500,000	USD	7-Eleven Inc., 0.18% due 10/2/2009 (b)	1,499,993
6,650,000	USD	Autozone Inc., 0.3% due 10/1/2009 (b)	6,650,000
		Devon Energy Corp.:
3,431,000	USD	0.23% due 10/6/2009 (b)	3,430,890
5,000,000	USD	0.23% due 10/8/2009 (b)	4,999,776
2,600,000	USD	Nestle Capital Corp., 0.09% due 10/2/2009 (b)	2,599,993
2,900,000	USD	NetJets Inc., 0.15% due 10/13/2009 (b)	2,899,855
5,000,000	USD	Orange & Rockland Utilities Inc., 0.2% due 10/1/2009 (b)	5,000,000

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA International Fund

September 30, 2009

Principal Amount		Description	Value
Commercial Paper — 20.1% (continued)
		Reed Elsevier Plc:
9,500,000	USD	0.25% due 10/7/2009 (b)	$9,499,604
5,000,000	USD	0.25% due 10/14/2009 (b)	4,999,549
		Sigma-Aldrich Corp.:
3,569,000	USD	0.16% due 10/2/2009 (b)	3,568,984
4,300,000	USD	0.16% due 10/6/2009 (b)	4,299,904
6,000,000	USD	Time Warner Cable Inc., 0.38% due 10/14/2009 (b)	5,999,177
		United Parcel Service Inc.:
8,000,000	USD	0.06% due 10/5/2009 (b)	7,999,947
5,700,000	USD	0.04% due 10/5/2009 (b)	5,699,975
5,500,000	USD	United Technologies Corp., 0.07% due 10/29/2009 (b)	5,499,701
15,000,000	USD	Vodafone Group Plc, 0.15% due 10/1/2009 (b)	15,000,000
7,500,000	USD	Vulcan Materials Co., 0.33% due 10/13/2009 (b)	7,499,175
			97,146,523
Treasury Bills — 1.9%
Canada — 0.5%
2,275,000	CAD	Canada Treasury Bill, due 11/12/2009	2,124,190
Singapore — 0.6%
4,270,000	SGD	Singapore Treasury Bill, due 11/2/2009	3,030,768
United States — 0.8%
		United States Treasury Bills:
1,307,000	USD	due 10/15/2009 (c)	1,306,924
1,465,000	USD	due 11/19/2009 (c)	1,464,940
1,135,000	USD	due 1/14/2010 (c)	1,134,686
			3,906,550
			9,061,508
		TOTAL SHORT-TERM INVESTMENTS (Cost — $106,072,029)	106,208,031
		TOTAL INVESTMENTS — 98.8% (Cost — $408,711,717)	477,743,199
		Other Assets in Excess of Liabilities — 1.2%	5,779,536
		TOTAL NET ASSETS — 100.0%	$483,522,735

(a)  Non-income producing investment.

(b)  Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(c)  All or a portion of this security is held at the custodian as collateral for written options. As of September 30, 2009, portfolio securities valued at $3,906,550 were segregated to cover collateral requirements.

Schedule of Written Put Options — (0.0%)

Contracts	Description	Expiration Date	Strike Price	Value
(515)	Vodafone Group Plc, ADR	10/17/2009	$20.00	$(2,575)
(94)	Vodafone Group Plc, ADR	10/17/2009	22.50	(4,700)
(619)	Vodafone Group Plc, ADR	11/21/2009	22.50	(72,733)
(479)	Vodafone Group Plc, ADR	1/16/2010	22.50	(75,442)
	Total Written Options (Premiums Received — $201,437)			$(155,450)

See Notes to Financial Statements.

Schedule of Investments  IVA Funds

IVA International Fund

September 30, 2009

Abbreviations used in this schedule:

ADR - American Depositary Receipt

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

SGD - Singapore Dollar

USD - United States Dollar

Sector/Industry Breakdown (As a Percent of Total Investments):

Industrials	15.4%
Consumer Staples	13.3%
Telecommunication Services	9.1%
Consumer Discretionary	8.6%
Gold	6.3%
Technology	5.5%
Holding Company	4.9%
Materials	4.5%
Health Care	4.1%
Energy	2.4%
Foreign Government Bonds	1.5%
Mining	0.8%
Real Estate	0.7%
Financials	0.4%
Other	0.3%
Short-Term Investments	22.2%
100.0%

See Notes to Financial Statements.

Statements of Assets and Liabilities  IVA Funds

September 30, 2009
	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost	$1,403,187,238	$302,639,688
Short-term investments, at cost	637,939,226	106,072,029
Foreign currency, at cost	29,160,891	9,781,707
Foreign currency collateral for open futures contracts, at cost	1,095,585	281,881
Long-term investments, at value	$1,694,623,125	$371,535,168
Short-term investments, at value	638,491,531	106,208,031
Foreign currency, at value	29,372,036	9,885,488
Foreign currency collateral for open futures contracts, at value	1,117,671	289,509
Cash	10,012,312	113,188
Cash collateral for written put options	5,376,660	—
Receivable for Fund shares sold	30,089,367	1,987,770
Dividends and interest receivable	11,824,795	2,587,319
Receivable for investments sold	5,812,580	45,950
Prepaid expenses and other assets	87,445	20,972
Total assets	2,426,807,522	492,673,395
Liabilities:
Payable for investments purchased	$50,134,958	$7,900,402
Written options (premiums received: $13,306,147 and $201,437)	7,990,797	155,450
Unrealized depreciation on forward foreign currency contracts	2,027,197	503,368
Payable for Fund shares repurchased	808,416	4,736
Variation margin on open futures contracts	277,653	60,603
Accrued management fees	1,614,171	333,030
Accrued distribution and service fees	395,546	34,462
Accrued expenses and other liabilities	532,040	158,609
Total liabilities	63,780,778	9,150,660
Net Assets	$2,363,026,744	$483,522,735
Net Assets Consist of:
Par value ($0.001 per share)	$157,526	$33,091
Additional paid-in-capital	2,008,488,576	403,189,888
Undistributed net investment income	6,858,697	2,823,340
Accumulated net realized gain on investments, written options, futures contracts and foreign currency transactions	52,074,789	8,789,869
Unrealized appreciation from investments, written options, futures contracts and foreign currency translation	295,447,156	68,686,547
Net Assets	$2,363,026,744	$483,522,735
Net Asset Value Per Share:
Class A
Net assets	$755,238,005	$104,419,680
Shares outstanding	50,338,650	7,155,116
Net asset value per share	$15.00	$14.59
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$15.79	$15.36
Class C
Net assets	$340,393,270	$19,027,708
Shares outstanding	22,821,650	1,311,791
Net asset value per share	$14.92	$14.51
Class I
Net assets	$1,267,395,469	$360,075,347
Shares outstanding	84,365,938	24,624,418
Net asset value per share	$15.02	$14.62

See Notes to Financial Statements.

Statements of Operations  IVA Funds

For the Year Ended September 30, 2009

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$26,748,757	$4,345,377
Dividends	10,460,204	3,495,189
Less: Foreign taxes withheld	(1,115,223)	(393,517)
Total income	36,093,738	7,447,049
Expenses:
Management fees	8,327,072	1,883,239
Distribution and service fees:
Class A	685,756	122,982
Class C	1,164,738	85,297
Custody fees	410,772	217,060
Offering costs	235,469	171,048
Trustee fees	44,432	10,568
Other expenses	1,417,729	430,996
Total expenses	12,285,968	2,921,190
Less: Fees waived	—	(305,199)
Net expenses	12,285,968	2,615,991
Net investment income	23,807,770	4,831,058
Net Realized and Unrealized Gain (Loss) on Investments, Written Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	49,758,908	11,158,382
Written options	2,971,561	136,276
Futures contracts	(19,438)	(18,953)
Foreign currency transactions	(16,413,060)	(4,190,059)
Net realized gain	36,297,971	7,085,646
Net unrealized appreciation (depreciation) from:
Investments	291,988,192	69,031,482
Written options	5,315,350	45,987
Futures contracts	(277,653)	(60,603)
Foreign currency translation	(1,578,733)	(330,319)
Net unrealized appreciation	295,447,156	68,686,547
Net realized and unrealized gain on investments, written options, futures contracts and foreign currency	331,745,127	75,772,193
Increase in net assets resulting from operations	$355,552,897	$80,603,251

See Notes to Financial Statements.

Statements of Changes in Net Assets  IVA Funds

For the Year Ended September 30, 2009

	IVA Worldwide Fund	IVA International Fund
Increase in Net Assets:
Net investment income	$23,807,770	$4,831,058
Net realized gain	36,297,971	7,085,646
Net unrealized appreciation	295,447,156	68,686,547
Increase in net assets resulting from operations	355,552,897	80,603,251
Distributions to Shareholders:
Net investment income:
Class A	(200,448)	(90,057)
Class C	(40,104)	(7,049)
Class I	(973,660)	(216,751)
Total distributions to shareholders	(1,214,212)	(313,857)
Capital Share Transactions:
Proceeds from shares sold	2,105,437,574	422,946,883
Reinvestment of distributions	1,173,649	268,407
Cost of shares repurchased	(97,923,164)	(19,981,949)
Increase in net assets from capital share transactions	2,008,688,059	403,233,341
Increase in net assets	2,363,026,744	483,522,735
Net Assets:
Beginning of year	—	—
End of year (including undistributed net investment income of $6,858,697and $2,823,340, respectively)	$2,363,026,744	$483,522,735

See Notes to Financial Statements.

Financial Highlights  IVA Funds

IVA Worldwide Fund

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2009
	Class A	Class C	Class I
Net asset value, beginning of year	$12.00	$12.00	$12.00
Increase from investment operations:
Net investment income(a)	0.34	0.23	0.37
Net realized and unrealized gain(a)	2.70	2.71	2.69
Increase from investment operations	3.04	2.94	3.06
Decrease from distributions:
Net investment income	(0.04)	(0.02)	(0.04)
Net asset value, end of year	$15.00	$14.92	$15.02
Total return(b)	25.39%	24.51%	25.62%
Ratios to average net assets:
Net operating expenses	1.36%	2.12%	1.14%
Net investment income	2.51%	1.75%	2.78%
Supplemental data:
Portfolio turnover rate	54.8%	54.8%	54.8%
Net assets, end of year (000's)	$755,238	$340,393	$1,267,395

(a)  Calculated using average daily shares outstanding.

(b)  The total returns include the effect of certain contractual fee waivers and/or expense reimbursements, if applicable.

See Notes to Financial Statements.

Financial Highlights  IVA Funds

IVA International Fund

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2009
	Class A	Class C	Class I
Net asset value, beginning of year	$12.00	$12.00	$12.00
Increase from investment operations:
Net investment income(a)	0.27	0.17	0.31
Net realized and unrealized gain(a)	2.36	2.36	2.35
Increase from investment operations	2.63	2.53	2.66
Decrease from distributions:
Net investment income	(0.04)	(0.02)	(0.04)
Net asset value, end of year	$14.59	$14.51	$14.62
Total return(b)	21.96%	21.10%	22.28%
Ratios to average net assets:
Net operating expenses(c)	1.40%	2.15%	1.15%
Net investment income(d)	2.14%	1.38%	2.41%
Supplemental data:
Portfolio turnover rate	46.6%	46.6%	46.6%
Net assets, end of year (000's)	$104,420	$19,028	$360,075

(a)  Calculated using average daily shares outstanding.

(b)  The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

(c)  Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%, 2.15% and 1.15% for Class A, Class C and Class I, respectively. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements is 1.55%, 2.49% and 1.28% for Class A, Class C and Class I, respectively.

(d)  The ratio of net investment income without the effect of certain contractual fee waivers and/or expense reimbursements is 1.99%, 1.04% and 2.28% for Class A, Class C and Class I, respectively.

See Notes to Financial Statements.

Notes to Financial Statements  IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the "Trust") consists of the IVA Worldwide Fund (the "Worldwide Fund") and IVA International Fund (the "International Fund") (each, a "Fund" and, together, the "Funds"). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and organized as a Massachusetts Business Trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds' management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share ("NAV") of a Fund's shares of a particular class is calculated each day that the New York Stock Exchange ("NYSE") is open.

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Over-the-counter options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates market value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

Futures contracts are valued daily at the official settlement price determined by exchange on which they are traded.

The Board of Trustees (the "Board") has established a Pricing and Fair Valuation Committee (the "Committee") comprised of officers of International Value Advisers, LLC (the "Adviser") to which it has delegated the responsibility for overseeing the implementation of the Funds' Valuation Procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g. corporate actions or announcements) or events relating to multiple issuers (e.g. governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities' primary markets, and include reviews

Notes to Financial Statements  IVA Funds

of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Funds' NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Funds.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification 740-10 ("ASC 740-10"), formerly known as FIN 48, Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" criterion, based on the largest benefit that is more than fifty percent realized. The Funds adopted the provisions of ASC 740-10 on October 1, 2008. Management has analyzed each Fund's tax positions and determined that the tax positions met a "more-likely-than-not" threshold and that no provision for income tax would be required in the Funds' financial statements. For the year ended September 30, 2009, the Funds did not incur any tax related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Foreign Currency Translation. Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Forward Foreign Currency Exchange Contracts. Each Fund may engage in buying and selling forward foreign currency contracts to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value or to generate income

Notes to Financial Statements  IVA Funds

or gains. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options Transactions. Each Fund may write covered calls and covered puts on equity or debt securities and on stock indices. Each Fund may write call options in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds' custodian. Pledged cash collateral is subject to counterparty risk at the Funds' custodian.

Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. The Funds may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAVs, each Fund will mark to market its open futures positions.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.

Notes to Financial Statements  IVA Funds

Foreign Securities Risk. Each Fund invests in foreign securities. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in such Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Indemnification. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events. Effective September 30, 2009, the Funds adopted FASB Accounting Standards Codification 855 ("ASC 855"), formerly known as Statement of Financial Accounting Standards No. 165, Subsequent Events. ASC 855 establishes standards of accounting for and the disclosure of events that occur after the fiscal year end, but before the financial statements are issued. As of November 17, 2009, the issue date, it was determined no material events require disclosure in the financial statements.

Note 2 – Fair Value Measurement

Effective October 1, 2008, the Funds adopted FASB Accounting Standards Codification 820-10-65-4 ("ASC 820-10-65-4"), formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements and Disclosures. ASC 820-10-65-4 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund's assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,005,809,188	—	—	$1,005,809,188
Corporate bonds & notes	—	$467,721,199	—	467,721,199
Convertible bonds	—	44,384,982	—	44,384,982
Commercial mortgage backed securities	—	35,523,874	—	35,523,874
Commodities	141,183,882	—	—	141,183,882
Short-term investments†	—	638,491,531	—	638,491,531
Total assets	$1,146,993,070	$1,186,121,586	—	$2,333,114,656
LIABILITIES
Written options	$(7,990,797)	—	—	$(7,990,797)
Unrealized depreciation on forward foreign currency contracts	—	$(2,027,197)	—	(2,027,197)
Unrealized depreciation on futures contracts	(277,653)	—		(277,653)
Total liabilities	$(8,268,450)	$(2,027,197)	—	$(10,295,647)

† See Schedule of Investments for additional detailed categorizations.

Notes to Financial Statements  IVA Funds

The following is a summary of the inputs used in valuing the International Fund's assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$257,388,085	—	—	$257,388,085
Corporate bonds & notes	—	$65,855,865	—	65,855,865
Convertible bonds	—	11,095,546	—	11,095,546
Foreign government bonds	—	7,128,430	—	7,128,430
Commodities	30,067,242	—	—	30,067,242
Short-term investments†	—	106,208,031	—	106,208,031
Total assets	$287,455,327	$190,287,872	—	$477,743,199
LIABILITIES
Written options	$(155,450)	—	—	$(155,450)
Unrealized depreciation on forward foreign currency contracts	—	$(503,368)	—	(503,368)
Unrealized depreciation on futures contracts	(60,603)	—	—	(60,603)
Total liabilities	$(216,053)	$(503,368)	—	$(719,421)

† See Schedule of Investments for additional detailed categorizations.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

International Value Advisers, LLC is the investment adviser of the Funds ("IVA" or the "Adviser"). The Adviser's primary business is to provide a variety of investment management services to investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing management services to the Funds, each Fund pays the Adviser an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund's total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund's average daily net assets for Class A, Class C and Class I shares, respectively. This agreement is currently in effect through January 31, 2011, when it will be re-evaluated. During the year ended September 30, 2009, the International Fund was reimbursed for expenses in the amount of $305,199.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Funds' expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

For the period October 1, 2008 (commencement of operations), through September 30, 2009, Foreside Distribution Services, L.P. (the "Distributor") served as the Funds' sole and exclusive distributor. Effective October 1, 2009, IVA Funds Distributors, LLC, a direct subsidiary of Foreside Distributors, LLC, became the sole distributor.

The Funds have adopted Distribution and Services Plans ("12b-1 Plans"), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75% of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2009 are disclosed in the Statements of Operations.

Notes to Financial Statements  IVA Funds

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge ("CDSC") of 0.75% if $1,000,000 or more of Class A shares were initially purchased and subsequently redeemed within 18 months.

There is a CDSC of 1.00% on Class C shares, which applies if a redemption occurs within one year from purchase.

For the year ended September 30, 2009, the Distributor received sales charges of approximately $235,461 and $29,329 on sales of the Worldwide Fund and International Fund's Class A shares, respectively. In addition, for the year ended September 30, 2009, CDSCs paid to the Distributor were approximately $31,389 and $3,225 for the Worldwide Fund and International Fund, respectively.

Note 4 – Investments

During the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$1,763,287,314	$370,475,203
Sales	$418,312,899	$80,624,916

The following information is presented on a federal income tax basis as of September 30, 2009. The cost basis of investments for federal income tax purposes at September 30, 2009 is shown below:

	Worldwide Fund	International Fund
Cost basis of investments	$2,050,799,944	$413,647,163
Gross unrealized appreciation	$282,998,638	$64,210,437
Gross unrealized depreciation	(683,926)	(114,401)
Net unrealized appreciation	$282,314,712	$64,096,036

The Worldwide Fund had the following forward foreign currency contracts open at September 30, 2009:

Foreign Currency	Settlement Date	Local Currency Amount		USD Equivalent	USD Value at September 30, 2009	Unrealized Depreciation
Contracts to Sell:
Euro	12/10/2009	EUR	118,349,000	$172,855,330	$173,174,445	$(319,115)
Japanese Yen	12/10/2009	JPY	13,487,283,000	148,639,095	150,318,127	(1,679,032)
Swiss Franc	12/10/2009	CHF	23,378,000	22,541,268	22,570,318	(29,050)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(2,027,197)

The International Fund had the following forward foreign currency contracts open at September 30, 2009:

Foreign Currency	Settlement Date	Local Currency Amount		USD Equivalent	USD Value at September 30, 2009	Unrealized Depreciation
Contracts to Sell:
Euro	12/10/2009	EUR	23,069,000	$33,692,521	$33,755,767	$(63,246)
Japanese Yen	12/10/2009	JPY	3,512,122,000	38,706,250	39,143,213	(436,963)
Swiss Franc	12/10/2009	CHF	2,542,000	2,451,018	2,454,177	(3,159)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(503,368)

Notes to Financial Statements  IVA Funds

The Worldwide Fund had the following futures contracts open at September 30, 2009:

	Number of Contracts	Expiration Date	USD Market Value of Instruments Underlying the Contracts	Unrealized Depreciation
Contracts to Sell:
Japanese Government 10-Year Bonds	77	12/10/2009	$119,525,205	$(277,653)

The International Fund had the following futures contracts open at September 30, 2009:

	Number of Contracts	Expiration Date	USD Market Value of Instruments Underlying the Contracts	Unrealized Depreciation
Contracts to Sell:
Japanese Government 10-Year Bonds	18	12/10/2009	$27,940,957	$(60,603)

During the year ended September 30, 2009, written options transactions for each Fund were as follows:

Worldwide Fund

	Number of Contracts	Premiums
Written Options, outstanding October 1, 2008	—	—
Options written	(159,268)	$(16,311,853)
Options exercised	352	34,144
Options expired	30,982	2,971,562
Written Options, outstanding September 30, 2009	(127,934)	$(13,306,147)

International Fund

	Number of Contracts	Premiums
Written Options, outstanding October 1, 2008	—	—
Options written	(2,575)	$(337,713)
Options exercised	—	—
Options expired	868	136,276
Written Options, outstanding September 30, 2009	(1,707)	$(201,437)

Note 5 – Derivative Instruments and Hedging Activities

Effective April 2009, the Funds adopted FASB Accounting Standards Codification 815-10-50 ("ASC 815-10-50"), formerly known as Statement of Financial Accounting Standards No. 161, Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about an entity's derivative and hedging activities, including how such activities are accounted for and their effect on a Fund's financial positions, performance and cash flow.

Notes to Financial Statements  IVA Funds

The following summary is grouped by risk-type that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at September 30, 2009.

Worldwide Fund

	Asset Derivatives		Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	—	Variation margin on open futures contracts	$277,653
Foreign exchange contracts	Unrealized appreciation forward foreign currency contracts	—	Unrealized depreciation forward foreign currency contracts	2,027,197
Equity contracts	Written options contracts	—	Written options contracts	7,990,797
Total		—		$10,295,647

International Fund

	Asset Derivatives		Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	—	Variation margin on open futures contracts	$60,603
Foreign exchange contracts	Unrealized appreciation forward foreign currency contracts	—	Unrealized depreciation forward foreign currency contracts	503,368
Equity contracts	Written options contracts	—	Written options contracts	155,450
Total		—		$719,421

The following is a summary grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds' Statements of Operations for the year ended September 30, 2009.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)
Interest rate contracts	Futures contracts	$(19,438)	$(277,653)
Foreign exchange contracts	Forward foreign currency contracts	(17,305,353)	(2,027,197)
Equity contracts	Written options contracts	2,971,561	5,315,350
Total		$(14,353,230)	$3,010,500

Notes to Financial Statements  IVA Funds

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)
Interest rate contracts	Futures contracts	$(18,953)	$(60,603)
Foreign exchange contracts	Forward foreign currency contracts	(4,389,909)	(503,368)
Equity contracts	Written options contracts	136,276	45,987
Total		$(4,272,586)	$(517,984)

Note 6 – Shares of Beneficial Interest

At September 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class for the year ended September 30, 2009 were as follows:

Worldwide Fund

	Year Ended September 30, 2009
	Shares	Amount
Class A
Shares sold	52,567,136	$672,676,153
Shares reinvested	15,623	185,761
Shares repurchased	(2,244,109)	(28,548,281)
Net Increase	50,338,650	$644,313,633
Class C
Shares sold	23,137,193	$299,570,502
Shares reinvested	3,320	39,476
Shares repurchased	(318,863)	(4,336,753)
Net Increase	22,821,650	$295,273,225
Class I
Shares sold	89,425,428	$1,133,190,919
Shares reinvested	79,766	948,412
Shares repurchased	(5,139,256)	(65,038,130)
Net Increase	84,365,938	$1,069,101,201

International Fund

	Year Ended September 30, 2009
	Shares	Amount
Class A
Shares sold	7,639,240	$93,054,104
Shares reinvested	6,177	73,135
Shares repurchased	(490,301)	(5,910,672)
Net Increase	7,155,116	$87,216,567
Class C
Shares sold	1,375,144	$16,968,602
Shares reinvested	570	6,753
Shares repurchased	(63,923)	(803,732)
Net Increase	1,311,791	$16,171,623

Notes to Financial Statements  IVA Funds

	Year Ended September 30, 2009
	Shares	Amount
Class I
Shares sold	25,719,894	$312,924,177
Shares reinvested	15,922	188,519
Shares repurchased	(1,111,398)	(13,267,545)
Net Increase	24,624,418	$299,845,151

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds' shares redeemed within 30 days of buying them. The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 7 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2009 was as follows:

	Worldwide Fund	International Fund
Distributions Paid From:
Ordinary income	$1,214,212	$313,857

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund
Undistributed net investment income	$66,814,768	$16,211,738
Other book/tax temporary differences(a)	(219,771)	(159,646)
Unrealized appreciation/(depreciation)(b)	287,785,645	64,247,664
Total accumulated earnings/(losses)	$354,380,642	$80,299,756

(a) Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the treatment of passive foreign investment companies and the tax deferral of losses on wash sales.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
Worldwide Fund	$(15,734,861)	$15,776,818	$(41,957)
International Fund	$(1,693,861)	$1,704,223	$(10,362)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

Report of Independent Registered Public Accounting Firm  IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities of IVA Worldwide Fund and IVA International Fund (the "Funds") (two of the Funds comprising IVA Fiduciary Trust), including the schedules of investments, as of September 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IVA Worldwide Fund and IVA International Fund of IVA Fiduciary Trust at September 30, 2009, the results of their operations, changes in their net assets and the financial highlights for the year ended September 30, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2009

Trustees and Officers  IVA Funds

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds' investment manager and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Independent Trustees(a)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee
Adele R. Wailand born February 1949 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	Trustee and Chair of the Board of Trustees	since August 2008	Vice President, General Counsel & Corporate Secretary, Case, Pomeroy & Company, Inc.	2	Director of various wholly owned subsidiaries of Case, Pomeroy & Company, Inc. Director, Shaker Museum & Library (not-for-profit)

Manu Bammi born August 1962 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	Trustee	since August 2008	Founder & CEO, SMARTANALYST, Inc.	2	None.

Ronald S. Gutstein born August 1971 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	Trustee	since September 2008	Institutional Trader and Market Maker, Access Securities	2	None.

(a)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act.

(b)  Each Trustee serves until resignation or removal from the Board of Trustees.

Trustees and Officers  IVA Funds

Interested Trustee

Name, Age and Address	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee
Michael W. Malafronte(b) born June 1974 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	President and Trustee	since August 2008	CEO and Research Analyst, International Value Advisers, LLC (2007-present); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (2005-2007); Portfolio Manager, Oppenheimer & Close (prior to 2005)	2	Director, Bresler & Reiner Inc.

(a)  Each Trustee serves until resignation or removal from the Board of Trustees.

(b)  Mr. Malafronte is considered an interested trustee due to his position as Chief Executive Officer of the Adviser.

Officers

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(a)	Principal Occupation(s) During Past 5 Years
Shanda Scibilia born August 1971 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	Chief Compliance Officer and Secretary	since August 2008	Chief Operating Officer, International Value Advisers, LLC (February 2008-present); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (prior to February 2008)

Stefanie J. Hempstead born July 1973 International Value Advisers, LLC 645 Madison Avenue New York, New York 10022	Treasurer	since August 2008	Chief Financial Officer, International Value Advisers, LLC (March 2008-present); Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC (prior to March 2008); Vice President, ASB Securities LLC (prior to March 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to March 2008)

(a)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)  IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission ("SEC") website at www.sec.gov by accessing the Funds' Form N-PX and Statement of Additional Information in the Funds' registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds' Form N-Q, shareholders can call 866-941-4482.

Fund Expenses (unaudited)  IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2009 and held for the six months ended September 30, 2009.

ACTUAL EXPENSES

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled "Expenses Paid During the Period."

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	28.21%	$1,000.00	$1,282.10	1.36%	$7.78
Class C	27.85%	1,000.00	1,278.50	2.11%	12.05
Class I	28.38%	1,000.00	1,283.80	1.13%	6.47
International Fund
Class A	28.43%	1,000.00	1,284.30	1.40%	8.02
Class C	27.95%	1,000.00	1,279.50	2.15%	12.29
Class I	28.58%	1,000.00	1,285.80	1.15%	6.59

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.25	1.36%	$6.88
Class C	5.00%	1,000.00	1,014.49	2.11%	10.66
Class I	5.00%	1,000.00	1,019.40	1.13%	5.72
International Fund
Class A	5.00%	1,000.00	1,018.05	1.40%	7.08
Class C	5.00%	1,000.00	1,014.29	2.15%	10.86
Class I	5.00%	1,000.00	1,019.30	1.15%	5.82

(a)  Assumes reinvestment of all dividends and capital gain distributions, if any.

(b)  Expenses are equal to the Funds' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

Important Tax Information (unaudited)  IVA Funds

For the fiscal year ended September 30, 2009, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2009 are as follows:

	Foreign Source Income	Foreign Tax Expense
Worldwide Fund	$0.06	$0.01
International Fund	$0.11	$0.01

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with their 2009 Form 1099-DIV.

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  IVA Funds

www.ivafunds.com

Investment Adviser

International Value Advisers, LLC
645 Madison Avenue
New York, NY 10022

Distributor

IVA Funds Distributors, LLC
690 Taylor Road, Suite 150
Gahanna, OH 43230

Custodian

State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(866) 941-4482

Counsel

K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' current prospectus.

The commentary within the Letter from the President and the Letter from the Portfolio Managers reflects their current views and opinions as of the dates they were written. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views.

Item 2.  Code of Ethics.

(a)  As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c)  The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d)  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Trustees (the “Board”) has determined that the registrant has a member serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)  The audit committee financial expert is Manu Bammi and he has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a)  Audit Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s seed money financial statements and the annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $55,250.

(b)  Audit-Related Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant was $0.

(c)  Tax Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $14,963.  Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0.

(d)  All Other Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant was $0.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted Pre-Approval Procedures on November 9, 2009, which generally permit:

Audit-Related Services consisting of:  (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of:  (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2)  Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $14,963.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers was $0.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	December 2, 2009

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	December 2, 2009